================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------

                                  ANNUAL REPORT
                                December 31, 2002


                                  Fund Manager
                                  ------------
                      CLAYMORE FUND MANAGEMENT COMPANY, LLC
                              210 North Hale Street
                                Wheaton, IL 60187


     Investment Adviser                                    Administrator
     ------------------                                    -------------
BOYAR ASSET MANAGEMENT, INC.                      INTEGRATED FUND SERVICES, INC.
     35 East 21st Street                              221 East Fourth Street
     New York, NY 10010                                      Suite 300
       1-212-995-8300                                  Cincinnati, OH 45202
                                                          1-800-266-5566
================================================================================

                                                               February 10, 2003

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

After gaining 15.31% in Calendar 2001, Boyar Value Fund turned in a negative performance for the year ended December 31, 2002, declining 10.45% (before sales loads, if applicable). In fact, all the widely followed averages were in the red last year, with the NASDAQ recording the worst results, losing 31.26% followed by the S&P 500 which dropped 22.10%. Although we are disappointed with our results, we don't like losing money, on a relative performance basis Boyar Value Fund handily bested all the leading indices.

                             ANNUAL RETURNS FOR 2002
                             -----------------------

BOYAR VALUE FUND    RUSSELL 2000 INDEX    DJIA      S&P 500       NASDAQ COMP.
----------------    ------------------    ----      -------       ------------
    -10.45%               -20.48%        -15.01%    -22.10%          -31.26%


                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                  --------------------------------------------
                                                                        Since
                                                                      Inception
For the periods ended December 31, 2002       1 Year       3 Year      (5/5/98)
--------------------------------------------------------------------------------
Boyar Value Fund:
  At Nav                                      -10.45%       3.42%        4.59%
  With Sales Charge*                          -14.91%       1.67%        3.44%
  After taxes on distributions*(1)            -15.19%       1.38%        3.20%
  After taxes on distributions
    and the sale of shares*(2)                 -8.89%       1.32%        2.75%
Russell 2000 Index                            -20.48%      -7.54%       -3.53%
S&P 500 Index                                 -22.10%     -14.55%       -3.77%

*Net of maximum sales charge of 5.00%.
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax deferred account, such as an individual retirement account or a 401(k) plan.
2 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

                       CUMULATIVE RETURNS SINCE INCEPTION
                          (At NAV 05/05/98 - 12/31/02)

                               [BAR CHART OMITTED]

                             Boyar Value Fund 23.24%

                             S&P 500 Index -16.42%

                           Russell 2000 Index -15.42%

A LOOK BACK AT 2002 - AND SOME THOUGHTS ABOUT "MR. MARKET."
-----------------------------------------------------------

o 2002 marks the third consecutive year of overall declines for the market - something investors haven't endured in more than 60 years. Some are even wondering what the odds could be of a fourth decline in 2003, an almost unthinkable streak that has happened only once, from 1929 to 1932, since the averages were created in 1896.

o The Dow Jones Industrial Average had its worst year since 1977, the year Fleetwood Mac uttered the phrase "don't stop thinking about tomorrow." Adding insult to injury, the year ended horribly, with the Dow experiencing its steepest December decline since the 1940's, and the NASDAQ its worst December ever. But investors take heart, because "yesterday's gone."

o Since the market peak in March 2000, the Wilshire 5000, the broadest market index, has dropped 43 percent, leaving investors $7.4 trillion poorer - a potential loss in wealth of $26,000 for every American.

o As Warren Buffett so aptly put it, "We are continuing to pay the price for mass hallucination." In the past, when speculative bubbles collapsed, the ensuing correction was commensurate with the preceding bubble. Since this most recent mania lasted so long and went to such an extreme, one can only conclude that we haven't as yet finished paying the piper, particularly in the technology and telecommunications sectors.

o Since the equity market is far from being democratic, not every stock hits its low point at precisely the same moment in time. In fact, a great many companies have declined so precipitously that we feel that they have already become quite attractive. We believe that good stock picking, not indexing, will be the hallmark of successful investing for the foreseeable future.

There are a number of contra indicators as well as other factors that lead us to believe that individual stocks are a better bet today than most other asset classes.


     A) In July of 2002, when the market was tanking, individual investors withdrew $52.4 billion from stock funds, the second biggest cash-out as a percentage of assets, and the largest ever in sheer dollar volume. The vast majority of investors purchase stocks as the market reaches new pinnacles, and they sell or stop buying when it approaches new lows.

     B) We have seen major brokerage firms replacing their bullish strategists with soothsayers that articulate a much less positive tone and thus, it appears that Wall Street is slowly sending its bulls out to pasture.

     C) Many sophisticated investors agree that the treasury market is less attractive than stocks, and yet in the third quarter alone, investors poured nearly $32 billion into mutual funds buying treasury securities, more than twice the amount of any quarter since AMG Data Services began collecting mutual fund data in 1991. PIMCO, a bond fund manager, became the largest actively managed mutual fund in the world in terms of money under management, surpassing Fidelity's Magellan Fund, a stock mutual fund.

     D) Usually the stock market is at its best during the third year of a sitting President...with a Republican President, and both houses controlled by Republicans a stimulative tax package should easily pass, a positive for the market.

     E) And lastly, stock buybacks by corporations, insider purchases and take over activity are beginning to turn positive - usually a prelude to a better market. We feel that the biggest single negative factor confronting the market in 2003 is the possibility of geo-political conflict.

COVEST  BANCSHARES  TO BE  ACQUIRED - AT  DECEMBER  31,  2002 IT WAS BOYAR VALUE
--------------------------------------------------------------------------------
FUND'S LARGEST HOLDING - A LESSON IN PATIENCE
---------------------------------------------

o We have always maintained that patience is one of the key tenets of successful investing. We began purchasing CoVest Bancshares for the Boyar Value Fund more than four years ago.

o On November 1, 2002, it was announced that CoVest would be acquired by Midwest Banc-Holdings, Inc. CoVest Bancshare holders will receive 0.925 shares of Midwest Banc-Holdings, Inc.(MBHI) plus $10.25 for each CoVest Bancshare owned.

o On December 31, 2002, Boyar Value Fund owned 17,900 shares of CoVest, representing 3.42% of its portfolio. Its average cost was $13.42 per share.

o This buy and hold philosophy might sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

o Of all the banks in the U.S. why did we select CoVest Bancshares as a holding?

          1)   The shares were selling under stated book value.
          2) They only had 3 branches, all located in or near Des Plains, Illinois, a middle class community, within a short distance from Chicago.
          3)   They had history of repurchasing their common equity.
          4) Management and the board owned a significant amount of CoVest stock...quite unusual for a bank...because of this large ownership position we knew they would not make foolish investments...and at the appropriate time and at the right price they would be willing sellers.

o    CoVest share price on February 6th, 2002 was $28.95.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have invested in fads or gimmicks such as the Internet.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations. |X| Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o The competition to capture mutual fund assets is quite fierce. Most of the large mutual fund families have considerable sales forces and extensive marketing budgets. In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing. Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions, please do not hesitate to call (212) 995-8300.

                                   Very truly yours,

                                   /s/ Mark A. Boyar

                                   Mark A. Boyar
                                   Chief Investment Officer

Past performance is not a guarantee of future results.

Pursuant to a written contract, the Investment Manager and the Adviser have agreed to waive a portion of their fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's operating expenses to 1.75% of average daily net assets. Without the waivers and reimbursements, the Fund's performance may be lower.

Claymore Securities, Inc., 210 North Hale Wheaton, Illinois 60187 distributes the fund.

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
      Value Index and the Russell Midcap Value Index and the S&P 500 Index

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                              12/02
                                                              -----
           Boyar Value Fund, Inc.                            $11,710
           Russell 2000 Index                                $ 8,458
           Russell 2000 Value Index                          $10,499
           Russell Midcap Value Index                        $10,564
           S&P 500 Index                                     $ 8,358

           Past performance is not predictive of future performance.

                          ----------------------------
                             Boyar Value Fund, Inc.
                          Average Annual Total Return*

                            1 Year    Since Inception**
                           (10.45%)         4.59%
                          ----------------------------

* The average annual total returns shown above are not adjusted for the maximum applicable sales charge of 5.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Commencement of operations was May 5, 1998.
--------------------------------------------------------------------------------


        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
      Value Index and the Russell Midcap Value Index and the S&P 500 Index

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                              12/02
                                                              -----
           Boyar Value Fund, Inc. Without Sales Load         $12,324
           Russell 2000 Index                                $ 8,458
           Russell 2000 Value Index                          $10,499
           Russell Midcap Value Index                        $10,564
           S&P 500 Index                                     $ 8,358

           Past performance is not predictive of future performance.

                          ----------------------------
                             Boyar Value Fund, Inc.
                          Average Annual Total Return*

                            1 Year    Since Inception**
                           (14.91%)         3.44%
                          ----------------------------

* The average annual total returns shown above are adjusted for the maximum applicable sales charge of 5.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Commencement of operations was May 5, 1998.
--------------------------------------------------------------------------------

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002



ASSETS
       Investment securities:
            At cost                                                $ 14,789,394
                                                                   ============
            At market value                                        $ 14,629,696
       Dividends and interest receivable                                 12,177
       Receivable for capital shares sold                                20,525
       Organization expenses, net                                         5,927
       Other assets                                                      11,413
                                                                   ------------
            TOTAL ASSETS                                             14,679,738
                                                                   ------------

LIABILITIES
       Payable for securities purchased                                 216,678
       Payable for capital shares redeemed                               30,049
       Payable to Adviser                                                13,493
       Payable to other affiliates                                       18,729
       Other accrued expenses and liabilities                            12,496
                                                                   ------------
            TOTAL LIABILITIES                                           291,445
                                                                   ------------

NET ASSETS                                                         $ 14,388,293
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 14,680,270
Accumulated net realized losses from security transactions             (132,279)
Net unrealized depreciation on investments                             (159,698)
                                                                   ------------
NET ASSETS                                                         $ 14,388,293
                                                                   ============

Shares of beneficial interest outstanding (1,000,000,000 shares
       authorized, $0.001 par value)                                  1,223,694
                                                                   ============

Net asset value and redemption price per share (a)                 $      11.76
                                                                   ============

Maximum offering price per share                                   $      12.38
                                                                   ============

(a) Redemption price per share varies by amount invested and length of time held.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2002


INVESTMENT INCOME
       Dividends                                                   $     94,812
       Interest                                                          78,497
                                                                   ------------
             TOTAL INVESTMENT INCOME                                    173,309
                                                                   ------------

EXPENSES
       Investment advisory fees                                          66,474
       Management fees                                                   66,474
       Distribution expenses                                             33,250
       Directors' fees and expenses                                      22,000
       Registration fees                                                 24,853
       Accounting services fees                                          24,000
       Administrative services fees                                      19,942
       Amortization of organization expenses                             17,781
       Transfer agent fees                                               15,584
       Insurance expense                                                 13,469
       Custodian fees                                                    13,029
       Professional fees                                                 11,690
       Postage and supplies                                              11,614
       Shareholder report costs                                           9,000
       Other expenses                                                     1,412
                                                                   ------------
             TOTAL EXPENSES                                             350,572
       Fees waived and expenses reimbursed by the Adviser/
         Manager and Distributor                                       (117,825)
                                                                   ------------
             NET EXPENSES                                               232,747
                                                                   ------------

NET INVESTMENT LOSS                                                     (59,438)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
       Net realized losses from security transactions                    (5,913)
       Net change in unrealized appreciation/
         depreciation on investments                                 (1,422,721)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (1,428,634)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,488,072)
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            For the Year     For the Year
                                                                               Ended            Ended
                                                                            December 31,     December 31,
                                                                                2002             2001
                                                                            ------------     ------------
FROM OPERATIONS
       Net investment loss                                                  $    (59,438)    $    (11,462)
       Net realized gains (losses) from security transactions                     (5,913)         255,459
       Net change in unrealized appreciation/depreciation on investments      (1,422,721)         913,759
                                                                            ------------     ------------
Net increase (decrease) in net assets from operations                         (1,488,072)       1,157,756
                                                                            ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                                     --             (255)
       From net realized gains                                                  (235,524)          (2,435)
                                                                            ------------     ------------
Total distributions                                                             (235,524)          (2,690)
                                                                            ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                                               5,746,935        6,480,853
       Net asset value of shares issued in
            reinvestment of distributions to shareholders                        217,714            2,618
       Payments for shares redeemed                                           (2,307,791)      (1,558,696)
                                                                            ------------     ------------
Net increase in net assets from capital share transactions                     3,656,858        4,924,775
                                                                            ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                   1,933,262        6,079,841

NET ASSETS
       Beginning of year                                                      12,455,031        6,375,190
                                                                            ------------     ------------
       End of year                                                          $ 14,388,293     $ 12,455,031
                                                                            ============     ============

CAPITAL SHARE ACTIVITY
       Sold                                                                      459,205          505,214
       Reinvested                                                                 18,482              196
       Redeemed                                                                 (186,974)        (122,894)
                                                                            ------------     ------------
       Net increase in shares outstanding                                        290,713          382,516
       Shares outstanding, beginning of year                                     932,981          550,465
                                                                            ------------     ------------
       Shares outstanding, end of year                                         1,223,694          932,981
                                                                            ============     ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                     Year            Year              Year            Year          Period
                                                    Ended           Ended             Ended           Ended           Ended
                                                  December 31,    December 31,      December 31,    December 31,    December 31,
                                                     2002            2001              2000            1999          1998 (a)
                                                  -----------     -----------       -----------     -----------     -----------
Net asset value at beginning of period            $     13.35     $     11.58       $     11.09     $      9.72     $     10.00
                                                  -----------     -----------       -----------     -----------     -----------

Income (loss) from investment operations:
     Net investment income (loss)                       (0.05)          (0.01)             0.03            0.01            0.03
     Net realized and unrealized gains
       (losses) on invments                             (1.34)           1.78              0.76            1.37           (0.28)
                                                  -----------     -----------       -----------     -----------     -----------
Total from investment operations                        (1.39)           1.77              0.79            1.38           (0.25)
                                                  -----------     -----------       -----------     -----------     -----------

Less distributions:
     From net investment income                            --           (0.00)(b)         (0.03)          (0.01)          (0.03)
     From net realized gains on investments             (0.20)          (0.00)(b)         (0.27)             --              --
                                                  -----------     -----------       -----------     -----------     -----------
Total distributions                                     (0.20)          (0.00)            (0.30)          (0.01)          (0.03)
                                                  -----------     -----------       -----------     -----------     -----------

Net asset value at end of period                  $     11.76     $     13.35       $     11.58     $     11.09     $      9.72
                                                  ===========     ===========       ===========     ===========     ===========

Total return (c)                                       (10.45%)         15.31%             7.10%          14.24%          (2.46%)(d)
                                                  ===========     ===========       ===========     ===========     ===========

Net assets at end of period                       $14,388,293     $12,455,031       $ 6,375,190     $ 4,134,644     $ 1,415,827
                                                  ===========     ===========       ===========     ===========     ===========

Ratio of gross expenses to average net assets (e)        2.64%           2.85%             3.95%           5.28%          13.19% (f)

Ratio of net expenses to average net assets              1.75%           1.75%             1.75%           1.75%           1.75% (f)

Ratio of net investment income (loss)
  to average net assets                                 (0.45%)         (0.12%)            0.30%           0.15%           0.66% (f)

Portfolio turnover rate                                    19%             17%               42%              8%              0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Amount  rounds to less than $0.01.
(c)  Total returns shown exclude the effect of applicable sales loads.
(d)  Not annualized.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser/Manager.
(f)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS -- 62.1%
             CONSUMER, CYCLICAL -- 33.0%
    14,500   AOL Time Warner, Inc. (a)                             $    189,950
    11,000   Best Buy Co. (a)                                           265,650
    18,063   Cablevision Systems Corp. - Class A (a)                    302,375
    12,500   Carnival Corp. - Class A                                   311,875
     3,000   Comcast Corp. - Class A Special (a)                         67,770
     6,000   CVS Corp.                                                  149,820
     3,000   Dow Jones & Co., Inc.                                      129,690
     6,000   Ethan Allen Interiors, Inc.                                206,220
    56,300   Hanover Direct, Inc. (a)                                    10,697
     9,000   Hasbro, Inc.                                               103,950
    30,100   Hilton Hotels Corp.                                        382,571
    16,900   IHOP Corp. (Int'l House of Pancakes) (a)                   405,600
     8,000   Mattel, Inc.                                               153,200
    10,300   McDonald's Corp.                                           165,624
     5,000   Meredith Corp.                                             205,550
    10,000   MGM Mirage (a)                                             329,700
    20,600   Midas, Inc.                                                132,458
     4,000   Neiman Marcus Group, Inc.                                  121,560
    20,100   Playboy Enterprises - Class B (a)                          203,613
     2,500   Regis Corp.                                                 64,975
     5,800   Sears, Roebuck & Co.                                       138,910
    38,700   Spiegel, Inc.                                               13,545
    19,100   Toys R Us, Inc. (a)                                        191,000
     4,153   Viacom, Inc. - Class B (a)                                 169,276
    20,500   Walt Disney Company                                        334,355
                                                                   ------------
                                                                      4,749,934
                                                                   ------------

             CONSUMER, NON-CYCLICAL -- 6.1%
     8,800   Bristol-Myers Squibb Co.                                   203,720
    10,000   Cendant Corp. (a)                                          104,800
     4,200   IMS Health, Inc.                                            67,200
    25,500   PepsiAmericas, Inc.                                        342,465
    11,000   Tupperware Corp.                                           165,880
                                                                   ------------
                                                                        884,065
                                                                   ------------

             FINANCIAL SERVICES -- 15.4%
     2,000   American Express Co.                                        70,700
     4,500   Banc One Corp.                                             164,475
     4,000   Bank of New York Co., Inc.                                  95,840
     8,800   Citigroup, Inc.                                            309,672
    17,900   Covest Bancshares, Inc.                                    501,557
     9,000   Hudson United Bancorp                                      279,900
    12,750   JP Morgan Chase & Co.                                      306,000

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             FINANCIAL SERVICES -- 15.4% (CONTINUED)
     2,200   Lehman Brothers Holdings, Inc.                        $    117,238
     2,500   Merrill Lynch & Co., Inc.                                   94,875
     9,000   Providian Financial Corp. (a)                               58,410
    14,315   Travelers Property Casualty Corp. - Class A (a)            209,715
       647   Travelers Property Casualty Corp. - Class B (a)              9,479
                                                                   ------------
                                                                      2,217,861
                                                                   ------------

             INDUSTRIAL -- 3.6%
    23,200   Aviall, Inc. (a)                                           186,760
     8,000   Diebold, Inc.                                              329,760
                                                                   ------------
                                                                        516,520
                                                                   ------------

             TECHNOLOGY -- 2.9%
     9,400   CDI Corp. (a)                                              253,612
     4,400   Cross (A.T.) Co. - Class A                                  23,540
     8,000   DSP Group, Inc. (a)                                        126,560
     2,666   ParthusCeva, Inc. (a)                                       15,756
        10   Synavant, Inc. (a)                                               9
                                                                   ------------
                                                                        419,477
                                                                   ------------

             UTILITIES -- 1.1%
     3,000   Alltel Corp.                                               153,000
                                                                   ------------

             TOTAL COMMON STOCKS                                   $  8,940,857
                                                                   ------------

 PRINCIPAL
   AMOUNT
   ------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 37.6%
$5,403,000   Federal National Mortgage Association,
               due 01/02/03, Zero Coupon                           $   5,403,000
                                                                   ------------

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             MONEY MARKETS -- 2.0%
   285,839   First American Treasury                               $    285,839
                                                                   ------------

             TOTAL INVESTMENTS SECURITIES -- 101.7%
               (Cost $14,789,394)                                  $ 14,629,696

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)           (241,403)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 14,388,293
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. Investments in investment companies are valued at their respective net assets values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation. Short-Term notes are stated at amortized cost, which approximates fair value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the following periods were as follows:

                                               Year Ended      Year Ended
                                              December 31,    December 31,
                                                  2002            2001
                                              ------------    ------------

From ordinary income                          $         --    $        255
From long-term capital gains                       235,524           2,435
                                              ------------    ------------
                                              $    235,524    $      2,690
                                              ============    ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Cost of portfolio investments                  $ 14,826,395
                                                         ============
          Gross unrealized appreciation                     1,224,485
          Gross unrealized depreciation                    (1,421,184)
                                                         ------------
          Net unrealized depreciation                        (196,699)
          Post-October losses                                 (95,278)
                                                         ------------
          Accumulated deficit                            $   (291,977)
                                                         ============

The difference between book basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Reclassification of capital accounts - The following reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

                                 Undistributed           Accumulated
          Paid-In               Net Investment           Net Realized
          Capital                   Income              Gains (Losses)
     ----------------------------------------------------------------------
         $(17,184)                  $59,438               $(42,254)

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2002,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$3,637,415 and $1,630,403, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Effective August 12, 2002, Claymore Fund Management Company, LLC (the Manager) is responsible for managing the daily business operations of the Fund. Prior to August 12, 2002, Ladenburg Thalmann Fund Management, Inc. was the Manager. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and effective May 7, 2002, Claymore Securities, Inc. (the Distributor) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Pursuant to a written contract, the Manager, the Adviser, and the Distributor have agreed to waive a portion of their management, advisory and distribution fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of being incurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. As of December 31, 2002, the Manager, the Adviser, and the Distributor have $71,680 of waived/reimbursed expenses that may be recovered. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through April 30, 2003. The Manager waived its management fees of $46,355 and the Adviser waived its investment advisory fees of $46,355 for the year ended December 31, 2002.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund, based on current asset levels of the Fund, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund, based on shareholder accounts, subject to a minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, from the Fund. In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the year ended December 31, 2002, the Distributor waived $25,115 of distribution expenses under the Plan.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Boyar Value Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

Cincinnati, Ohio
February 3, 2003

MANAGEMENT OF THE FUND (UNAUDITED)

Listed in the charts below is basic information regarding the Directors and officers of Boyar Value Fund, Inc. (the "Fund")

INTERESTED DIRECTORS:
                                                                                                    Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Boyar2          Chairman       Since Inception            President, Boyar Asset Management,     1          Chairman, Boyar
35 East 21st Street                                               Inc.; President, Mark Boyar & Co.,                GP Holdings
New York, NY 10010                                                Inc. (a registered broker-dealer);                Ltd.; Chairman,
Age: 60                                                           Manager, Ebbets Field Association                 N.R.M.B.
                                                                  LLC; (a holding company); Partner,                Management, Inc.
                                                                  Boyar G.P. Holdings Ltd.

DISINTERESTED DIRECTORS:
                                                                                                    Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Jay R. Petschek         Director       Since Inception            Executive Vice President, Brean        1          Director, Dab-
C/O Brean Murray &                                                Murray & Co., Inc. (an investment                 O-Matic Co
Co, Inc.                President      Inception - August 2000    banker); Managing Director,
570 Lexington Ave.                                                Steinberg Asset Management; Senior
New York, NY 10022                                                Managing Director, Ladenburg
Age: 44                                                           Thalmann & Co., Inc. (a registered
                                                                  broker-dealer); General Partner,
                                                                  Corsair Capital Partners L.P. (an
                                                                  investment partnership)

Henry A. Alpert         Director       Since Inception            President, Spartan Petroleum Corp.     1          Director,
3333 New Hyde Park Road                                                                                             Griffin Corp.
Suite 201
New Hyde Park, NY 11042
Age: 55

A.F. Petrocelli         Director       Since Inception            Chairman, President and CEO, United    1          Director,
C/O United Capital Corp.                                          Capital Corp. (a manufacturing and                Philips
9 Park Place, 4th Floor                                           real estate investment company);                  International
Great Neck, NY 11021                                              Chairman, President and CEO, Prime                Realty, Nathan's
Age: 59                                                           Hospitality Corp. (a hotel                        Famous, Inc.,
                                                                  management company)                               Prime
                                                                                                                    Hospitality
                                                                                                                    Corp.

Richard Finkelstein     Director       Since Inception            President, Kenco Communities (a        1          N/A
1000 Clint Moore Rd.                                              real estate developer)
Suite 110
Boca Raton, FL 33487
Age: 53

PRINCIPAL OFFICERS:                                                                                 Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Victor M.Rivas3         President      December 2000              CEO, Ladenburg Thalmann & Co., Inc.    N/A        Chairman,
590 Madison Ave.                       to Present                 (a registered broker-dealer);                     Ladenburg
New York, NY 10012                                                Corporate Strategist, Rickel &                    Thalmann & Co.,
Age: 59                                                           Associates (an IPO underwriter);                  Inc.; Director
                                                                  Corporate Recruiter, Janssen                      and Chairman of
                                                                  -Meyers Associates LLP (a                         Ladenburg
                                                                  securities company)                               Thalmann Asset
                                                                                                                    Management, Inc.
                                                                                                                    and Ladenburg
                                                                                                                    Fund Management,

Tina D. Hosking         Secretary      Since February 2000        Vice President and Managing            N/A        N/A
221 East Fourth Street,                                           Attorney of Integrated Fund
Ste. 300                                                          Services, Inc. and IFS Fund
Cincinnati, OH 45202                                              Distributors, Inc. Ms. Hosking also
Age: 34                                                           holds similar positions for certain
                                                                  unaffiliated investment companies
                                                                  for which Integrated Fund Services,
                                                                  Inc. serves as administrator.

Lisa R. Oliverio        Treasurer      Since December 2000        Manager of Financial Reporting of      N/A        N/A
221 East Fourth Street,                                           Integrated Fund Services, Inc. Ms.
Ste. 300                                                          Oliverio also holds similar
Cincinnati, OH 45202                                              positions for certain unaffiliated
Age: 33                                                           investment companies for which
                                                                  Integrated Fund Services, Inc.
                                                                  serves as administrator.

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

2 Mr. Boyar is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc. Boyar Asset Management, Inc. serves as the investment advisor to the Fund.

3 Mr. Rivas is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Claymore Fund Management Company LLC. Claymore Fund Management Company LLC serves as the manager to the Fund.

The Statement of Additional  Information  contains additional  information about
the  Directors  and  is  available   without  charge  upon  request  by  calling
1-800-266-5566